UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2021

ION Geophysical Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100
Houston, Texas 77042-2855

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

Results of Special Meeting of Stockholders

On February 23, 2021, ION Geophysical Corporation (the “Company”) held a Special Meeting of Stockholders (the “Meeting”) in Houston, Texas. Of the 14,981,513 shares of common stock outstanding and entitled to vote as of the record date, 7,952,315 shares (53.08%) were present or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved all of the proposals, specifically (1) the Restructuring Transactions set forth in the proxy statement for the Meeting, (2) amendments to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s capital stock from 31,666,667 shares to 105,000,000 shares and the authorized number of shares of the Company’s common stock from 26,666,667 shares to 100,000,000 shares, and (3) an amendment to the Company’s Third Amended and Restated 2013 Long Term Incentive Plan (the “LTIP”) to increase the total number of shares of our common stock issuable thereunder.

The results of the voting on the matters submitted to the stockholders were as follows:

Proposals	Votes Cast For	Votes Cast Against	Votes Abstained

1. Restructuring Transactions set forth in the proxy statement for the Meeting	7,768,349	160,643	23,323

2. Amendments to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s capital stock from 31,666,667 shares to 105,000,000 shares and the authorized number of shares of the Company’s common stock from 26,666,667 shares to 100,000,000 shares	7,609,002	319,741	23,572

3. Amendment to the Company’s Third Amended and Restated 2013 Long Term Incentive Plan (the “LTIP”) to increase the total number of shares of our common stock issuable thereunder	6,313,312	1,589,957	49,046

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Press Release, dated February 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: February 23, 2021